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                                                                  EXHIBIT (5)(F)
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ANNUITY SERVICE CHANGE REQUEST

AMERICAN GENERAL                                                                                          MAILING ADDRESS:
Life Companies                                                                                            Annuity Administration
                                                                                                          PO Box 1277 (DPEN)
                                                                                                          Wilmington, DE 19899-1277

Annuity Administration                                                                                    OVERNIGHT MAILING ADDRESS:
Customer Service                                                                                          Annuity Administration
1-877-299-1724                                                                                            600 King Street (DPEN)
Email: retirementannuities@aig.com                                                                        Wilmington, DE 19801


              CONTRACT
           IDENTIFICATION
                                    ------------------------------------------------------------------------------------------------
            COMPLETE THIS                     Contract Number            Annuitant First Name            Annuitant Last Name
           SECTION FOR ALL
              REQUESTS

[ ]           CHANGE OF         1.
               ADDRESS                                                                                     Effective Date of Change:
                                    [ ] Mailing Address   [ ] Payment Address
                                                              (ONLY if different from mailing address)    --------------------------
                                    ------------------------------------------------------------------------------------------------
            (PLEASE PRINT)          Street                                                 Apt.

                                    ------------------------------------------------------------------------------------------------
                                    City                             ST                    Zip Code

[ ]         LEGAL CHANGE        2.
               IN NAME              CHANGE NAME OF: [ ] ANNUITANT  [ ] JOINT ANNUITANT  [ ] OWNER  [ ] JOINT OWNER   [ ] BENEFICIARY

                                    ------------------------------------------------------------------------------------------------
           (PLEASE PRINT)           From

      Complete this section if      ------------------------------------------------------------------------------------------------
           the name of the          To
           Annuitant, Joint
       Annuitant, Owner, Joint      ------------------------------------------------------------------------------------------------
       Owner,  or Beneficiary       Reason
             has changed.
                                    COPIES OF SUPPORTING LEGAL DOCUMENTS ARE REQUIRED: e.g., MARRIAGE CERTIFICATE, VALID DRIVER'S
                                    LICENSE, COURT ORDER OR DIVORCE DECREE.

                                    (Please note, this does not change the Annuitant, Joint Annuitant, Owner, Joint Owner, or
                                    Beneficiary designation)

[ ]          BENEFICIARY        3.                                                                    SOCIAL SECURITY
               CHANGE               DESIGNATION                 NAME               ADDRESS                 NUMBER               %
                                    ------------------------------------------------------------------------------------------------
                                    [ ] PRIMARY
                                    [ ] CONTINGENT
                                    ------------------------------------------------------------------------------------------------
        Please complete this        [ ] PRIMARY
         section if you are         [ ] CONTINGENT
       receiving benefits with      ------------------------------------------------------------------------------------------------
       a guaranteed period or       [ ] PRIMARY
         cash refund option.        [ ] CONTINGENT
                                    ------------------------------------------------------------------------------------------------
                                    [ ] PRIMARY
                                    [ ] CONTINGENT

[ ]          ELECTRONIC         4.  I hereby authorize the company to initiate credit entries to my checking/savings account
               FUNDS                indicated below and the repository financial institution named below to credit the payment to
             TRANSFER               such an account (if assistance is needed, please contact your financial organization):

                                    Name of Financial Institution:
                                                                   -----------------------------------------------------------------

                                    Street Address:
                                                                   -----------------------------------------------------------------
        Complete this section
       if you would like your       City, State, Zip Code:
           annuity payments                                        -----------------------------------------------------------------
       directly deposited into
        a checking or savings       Name(s) on Account (Payee):
               account.                                            -----------------------------------------------------------------
                                                                   [ ] Checking
                                    Account Number and Type:       [ ] Savings
                                                                                ----------------------------------------------------

                                    9-Digit Bank ABA Routing/Transit Number  |  |  |  |  |  |  |  |  |  |  |
                                                                              -- -- -- -- -- -- -- -- -- --

                                    PLEASE PROVIDE A VOIDED CHECK OR BANK GENERATED DOCUMENT CONTAINING BOTH THE ROUTING AND
                                    ACCOUNT NUMBERS TO ENSURE WE CREDIT YOUR FUNDS TO THE CORRECT ACCOUNT. I authorize the company to correct any overpayments credited to my account during or after my lifetime. I authorize and direct the bank designated above to debit the account and to refund any such overpayment to the company. This authorization will remain in effect for not more than 30 days following receipt by the company of my written revocation.

[ ]              TAX            5.  Complete and send us a W-4P Form, which can be obtained at www.irs.gov or by contacting our
             WITHHOLDING            Customer Service Center, Monday through Friday, 8:00 a.m. to 5:00 p.m. Eastern Time, at
                                    1-877-299-1724.

[ ]         AUTHORIZATION       6.  I (or we, if Joint Annuitants) hereby authorize AIG Life Insurance Company or American
            FOR TELEPHONE           International Life Assurance Company of New York,, hereafter referred to as the Company, to
            TRANSACTIONS            act on telephone instructions, if elected, to transfer values among the Variable Divisions and
                                    AIG Fixed Account.

                                    The Company will not be responsible for any claim, loss, or expense based upon telephone instructions received and acted on in good faith, including losses due to telephone
      Complete this section if      communication errors. The Company's liability for erroneous transfers, unless clearly contrary
        you are requesting or       to the instructions received, will be limited to correction of the allocations on a current
         revoking telephone         basis. If an error, objection, or other claim arises due to a telephone instruction, I will
           privileges for           notify the Company in writing within five working days from receipt of confirmation of the
             transfers.             transaction. I understand that this authorization is subject to the terms and provisions of my variable annuity policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by the Company.

                                            Initial here to AUTHORIZE telephone privileges.
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                                            Initial here to REVOKE telephone privilege authorization.
                                    -------

[ ]           TRANSFER          7.  Please choose ONE of the below transfer programs.
              PROGRAMS
                                    NOTE: DOLLAR COST AVERAGING AND AUTOMATIC REBALANCE CAN NOT BE USED IN CONJUNCTION WITH EACH
                                          OTHER.

              ONE TIME         [ ]  .   Restrictions on Subaccount Transfers are shown in the Contract and Contract Information
             SUBACCOUNT                 pages.
              TRANSFER              .   You may make 12 free transfers during a Contract Year. A $10 transfer charge may be imposed on each subsequent transfer.
                                    .   Transfers are a dollar amount or percentage of your current periodic payment and must be in whole dollars or whole percentages.

                                    CIRCLE (+) FOR TRANSFERS INTO A FUND OR (-) FOR TRANSFER OUT OF A FUND

              AUTOMATIC        [ ]  This transfer program allows you to automatically rebalance your investment options on one of
             REBALANCING            the below frequencies. Choose from the investment options below. Specify the percentage of your current periodic payment to be changed and the frequency you would like it to be rebalanced.

                                    Indicate frequency :   [ ] Monthly      [ ] Quarterly      [ ] Semi-Annually      [ ] Annually

                                            Initial here to REVOKE Automatic Rebalancing election.
                                    -------

             DOLLAR COST       [ ]  A portion of your current periodic payment can be systematically transferred from any one
              AVERAGING             investment option and directed to one or more of the investment options below. The minimum
                (DCA)               amount of your current periodic payment that can be transferred is $50 and must be in whole dollars. The FIXED ACCOUNT is not available for DCA. Please refer to the prospectus for more information on the DCA option.

                                    Day of the month for transfers              (Chose day of the month between 1 - 27)
                                                                   -----------

                                    Frequency of transfers:  [ ] Monthly     [ ] Quarterly     [ ] Semi-Annually     [ ] Annually

                                    DCA to be made from the following investment option:
                                                                                        --------------------------------------------

                                    Transfer: $                                       ($50 minimum, whole dollars only)
                                                -------------------------------------

INVESTMENT OPTIONS FOR ALL                                         ADDITIONAL INVESTMENT OPTIONS FOR
CONTRACT OWNERS                                   $ Amount Percent CONTRACT OWNERS USING QUALIFIED (PRE-TAX) ASSETS $ Amount Percent
------------------------------------------------------------------------------------------------------------------------------------
Vanguard(R) VIF Balanced Portfolio        (+) (-)                  Vanguard(R) PRIMECAP Fund**                  (-)
Vanguard(R) VIF Capital Growth Portfolio  (+) (-)                  Vanguard(R)500 Index Fund                (+) (-)
Vanguard(R) VIF Diversified Value                                  Vanguard(R) Dividend Growth Fund         (+) (-)
   Portfolio                              (+) (-)                  Vanguard(R) GNMA Fund                    (+) (-)
Vanguard(R) VIF Equity Income Portfolio   (+) (-)                  Vanguard(R) Inflation-Protected
Vanguard(R) VIF Equity Index Portfolio    (+) (-)                     Securities Fund                       (+) (-)
Vanguard(R) VIF Growth Portfolio          (+) (-)                  Vanguard(R) Prime Money Market Fund
Vanguard(R) VIF High Yield Bond Portfolio (+) (-)                  Vanguard(R) Small Cap Growth Index Fund  (+) (-)
Vanguard(R) VIF International Portfolio   (+) (-)                  Vanguard(R) Small Cap Value Index Fund   (+) (-)
Vanguard(R) VIF Mid-Cap Index Portfolio   (+) (-)                  Vanguard(R) Total Bond Market Index Fund (+) (-)
Vanguard(R) VIF Money Market Portfolio    (+) (-)                  Vanguard(R) U.S. Growth Fund             (+) (-)
Vanguard(R) VIF REIT  Index Portfolio     (+) (-)                  Vanguard(R) Wellington(TM) Fund          (+) (-)
Vanguard(R) VIF Short Term Investment                              Vanguard(R) Windsor(TM) Fund             (+) (-)
   Grade Portfolio                        (+) (-)                  Vanguard(R) LifeStrategy(R) Conservative
Vanguard(R) VIF Small Company Growth                                  Growth Fund                           (+) (-)
   Portfolio                              (+) (-)                  Vanguard(R) LifeStrategy(R) Income Fund  (+) (-)
Vanguard(R) VIF Total Bond Market Index                            Vanguard(R) LifeStrategy(R) Moderate
   Portfolio                              (+) (-)                     Growth Fund                           (+) (-)
Vanguard(R) VIF Total Stock Market Index                           Vanguard(R) LifeStrategy(R) Growth Fund  (+) (-)
   Portfolio                              (+) (-)

**   This fund is no longer available for new investments

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CERTIFICATION
Under penalties of perjury, I certify that: (1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because: a) I am exempt from backup withholding, or b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or c) the Internal Revenue Service has notified me that I am no longer subject to backup withholding.
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Annuitant Signature                             Joint Annuitant Signature (if applicable)                        Date

------------------------------------------------------------------------------------------------------------------------------------
Email Address                                   Daytime Telephone Number

THIS TRANSACTION MAY NOT BE PROCESSED UNLESS THE ABOVE SIGNATURE SECTION IS COMPLETED IN FULL.

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RGVCR (REV 06/08)
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